SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 11, 2008

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX    75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Employment Agreement

On September 11, 2008, TGC Industries, Inc.  (“TGC” or the “Company”) entered into an employment contract as amended and restated ( the “Amended and Restated Employment Contract”) with its President and Chief Executive Officer, Wayne A. Whitener.  The Amended and Restated Employment Contract completely replaces and supersedes the earlier employment contract (as amended).  The term of the Amended and Restated Employment Contract ends on July 31, 2010, and provides for a base salary of $250,000.  A copy of the Amended and Restated Employment Contract is being filed as Exhibit 10.1 to this Current Report on Form  8-K.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Employment Contract (as Amended and Restated effective September 11, 2008) between TGC Industries, Inc. and Wayne A. Whitener.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: September 16, 2008	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Contract (as Amended and Restated effective September 11, 2008) between TGC Industries, Inc. and Wayne A. Whitener.